AMENDMENT NO. 5, dated as of May 28, 2015 (this “Amendment”), among LOGAN’S ROADHOUSE, INC., a Tennessee corporation (the “Borrower”), LRI HOLDINGS, INC., a Delaware corporation (“Holdings”), the Subsidiary Guarantors listed on the signature pages hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and the Lenders listed on the signature pages hereto, to the CREDIT AGREEMENT, dated as of October 4, 2010, as amended, supplemented, amended and restated or otherwise modified from time to time (the “Credit Agreement”) among the Borrower, Holdings, each lender from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, and the other financial institutions party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
WHEREAS, Holdings intends to change its fiscal year and the fiscal year of its Subsidiaries to end on the Wednesday closest to December 31 of each calendar year (the “Fiscal Year Change”), effective as of August 3, 2015;
WHEREAS, Section 7.9 of the Credit Agreement permits changes to Holdings’ fiscal year with the written consent of the Administrative Agent;
WHEREAS, in connection with the Fiscal Year change, the Borrower wishes to make certain conforming changes to the Credit Agreement;
WHEREAS, Section 10.1 of the Credit Agreement permits certain amendments to the Credit Agreement to be effected from time to time with the written consent of the Required Lenders, the Administrative Agent and each Loan Party party thereto; and
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.	Amendments.
As of the date hereof, the Credit Agreement shall be amended as follows:
(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following definition:
“Transition Period”: the transition period beginning August 3, 2015 and ending December 30, 2015.
(b)Section 7.5(d)(v) of the Credit Agreement is hereby amended by inserting after the words “shall not exceed $8,000,000” the words, “(provided that during the Transition Period such limit shall be $3,333,333.33)”.

(c)Section 7.7(a)(iii) of the Credit Agreement is hereby amended by inserting at the end thereof the words, “(provided that in the Transition Period such limit shall be $416,666.67)”.
(d)Section 7.7(e)(i)(y) of the Credit Agreement is hereby amended by inserting after the words “$3,000,000 during any fiscal year” the words, “(provided that during the Transition Period such limit shall be $1,250,000)”.
(e)Section 7.16 of the Credit Agreement is hereby amended by (x) replacing the table with the following:

Period Ending	Amount
July 31, 2011	$50,000,000
July 29, 2012	$55,000,000
July 28, 2013	$20,000,000
August 3, 2014	$25,000,000
August 2, 2015	$15,000,000
December 30, 2015	$8,333,333.33
December 28, 2016	$22,083,333.33
April 30, 2017	$8,333,333.33

and (y) inserting after the words “shall increase to $70,000,000” in clause (a) in the proviso thereof the words “(provided, that in the Transition Period such limit shall be $29,166,666.67)”.
(f)Section 7.17(a) of the Credit Agreement is hereby amended by inserting at the end thereof the words, “; provided that, for the period beginning September 30, 2015 and ending June 29, 2016, the Consolidated First Lien Leverage Ratio shall be calculated on each applicable test date during such period on the basis of the twelve fiscal month period ending on such date; provided further, that, for the avoidance of doubt, the Consolidated First Lien Leverage Ratio shall be calculated in the manner set forth in the immediately preceding proviso during the Transition Period on each of September 30, 2015 and December 30, 2015.”

Section 2.	Acknowledgment.
In accordance with Section 7.9(ii) of the Credit Agreement, the Administrative Agent hereby consents to the Fiscal Year Change.

Section 3.	Representations and Warranties.
Each of Holdings and the Borrower represents and warrants to the Lenders as of the date hereof that:

(a)    Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct as of such earlier date).
(b)    No Default or Event of Default has occurred and is continuing.

Section 4.	Conditions to Effectiveness.
This Amendment shall become effective as of the date first written above when the Administrative Agent (or its counsel) shall have received from (i) each Lender and (ii) each of the other parties hereto, a counterpart of this Amendment signed on their behalf.
The Administrative Agent will confirm to the Borrower the completion of the condition set forth in clause (i) of this Section 4.

Section 5.	Counterparts.
This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

Section 6.	Applicable Law.
THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7.	Effect of Amendment.
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
LOGAN’S ROADHOUSE, INC.

By:	Nicole A. Williams Name: Nicole A. Williams Title: VP of Finance/Secretary
LRI HOLDINGS, INC.

By:	Nicole A. Williams Name: Nicole A. Williams Title: Secretary
LOGAN’S ROADHOUSE OF KANSAS, INC.

By:	Nicole A. Williams Name: Nicole A. Williams Title: Secretary
LOGAN’S ROADHOUSE OF TEXAS, INC.

By:	Nicole A. Williams Name: Nicole A. Williams Title: Secretary

[Logan’s Credit Agreement Amendment No. 5]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as Swingline Lender
and as a Lender

By:	/s/ Douglas A. Kravitz Name: Douglas A. Kravitz Title: Vice President

[Logan’s Credit Agreement Amendment No. 5]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Didier Siffer Name: Didier Siffer Title: Authorized Signatory

By:	/s/ Megan Kane Name: Megan Kane Title: Authorized Signatory

[Logan’s Credit Agreement Amendment No. 5]